Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On February 3, 2012, NCR Corporation, a Maryland corporation (“NCR”) entered into an Asset Purchase Agreement (the “Agreement”) with Redbox Automated Retail, LLC (“Purchaser”) a Delaware limited liability company, pursuant to which NCR agreed to sell certain assets of its Entertainment business (the “Entertainment Business”) to Purchaser (the “Transaction”).
Pursuant to the terms of the Agreement, as amended on June 22, 2012, and upon the terms and conditions thereof, on June 22, 2012, NCR completed the disposition of the assets of its Entertainment business to Purchaser for cash consideration of $100 million.
The unaudited pro forma condensed consolidated balance sheet of NCR as of March 31, 2012 is presented as if the disposition occurred on March 31, 2012. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2012 and for each of the years ended December 31, 2011, 2010 and 2009 are presented as if the disposition occurred on January 1, 2009 and exclude results from discontinued operations.
The results of operations of the Entertainment business were classified as a discontinued operation in the unaudited condensed consolidated financial statements and notes thereto included in our Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2012. As such, in the condensed consolidated statement of operations for the three months ended March 31, 2012, there are no pro forma adjustments to continuing operations necessary to reflect the disposition.
The unaudited pro forma condensed consolidated financial statements are not intended to represent or be indicative of our consolidated results of operations or financial position that we would have reported had the Transaction been completed as of the dates presented, and should not be taken as representation of our future consolidated results of operations or financial condition.
The unaudited pro forma condensed consolidated financial statements are based upon and should be read in conjunction with historical consolidated financial statements and related notes of NCR included in our Annual Report on Form 10-K for the years ended December 31, 2011, 2010 and 2009 and our Quarterly Report on Form 10-Q for the three month period ended March 31, 2012.

NCR Corporation
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2012

	NCR Historical (Note 2)	Pro Forma Adjustments (Note 3)		NCR Pro Forma
In millions, except per share amounts
Assets
Current assets
Cash and cash equivalents	$414	$86	(a)	$500
Accounts receivable, net	1,065	—		1,065
Inventories, net	802	(7)	(b)	795
Assets held for sale	61	(61)	(b)	—
Other current assets	336	—		336
Total current assets	2,678	18		2,696
Property, plant and equipment, net	298	—		298
Goodwill	918	—		918
Intangible assets, net	302	—		302
Prepaid pension cost	355	—		355
Deferred income taxes	715	(6)	(c)	709
Other assets	424	—		424
Total assets	$5,690	$12		$5,702
Liabilities and stockholders’ equity
Current liabilities
Short-term borrowings	$18	$—		$18
Accounts payable	582	—		582
Payroll and benefits liabilities	164	—		164
Deferred service revenue and customer deposits	503	—		503
Other current liabilities	406	—		406
Total current liabilities	1,673	—		1,673
Long-term debt	809	—		809
Pension and indemnity plan liabilities	1,667	—		1,667
Postretirement and postemployment benefits liabilities	256	—		256
Income tax accruals	128	—		128
Environmental liabilities	208	—		208
Other liabilities	56	—		56
Total liabilities	4,797	—		4,797

Redeemable noncontrolling interest	15			15

Stockholders’ equity
NCR stockholders’ equity
Preferred stock	—	—		—
Common stock	2	—		2
Paid-in capital	300	—		300
Retained earnings	2,017	12	(c)	2,029
Accumulated other comprehensive (loss) income	(1,475)	—		(1,475)
Total NCR stockholders’ equity	844	12		856
Noncontrolling interests in subsidiaries	34	—		34
Total stockholders’ equity	878	12		890
Total liabilities and stockholders’ equity	$5,690	$12		$5,702

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

NCR Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the three months ended March 31, 2012

	NCR Historical (Note 2)	Pro Forma Adjustments (Note 3)	NCR Pro Forma
In millions, except per share amounts
Product Revenue	$570	$—	$570
Service Revenue	674	—	674
Total Revenue	1,244	—	1,244
Cost of Products	446	—	446
Cost of services	500	—	500
Selling, general and administrative expenses	199	—	199
Research and development expenses	50	—	50
Total operating expenses	1,195	—	1,195
Income from operations	49	—	49
Interest expense	(9)	—	(9)
Other expense, net	(2)	—	(2)
Income from continuing operations before income taxes	38	—	38
income tax (benefit) expense	(1)	—	(1)
Income from continuing operations	39	—	39
Net income attributable to noncontrolling interests	1	—	1
Income from continuing operations attributable to NCR common stockholders	$38	$—	$38
Income per share attributable to NCR common stockholders:
Basic	$0.24		$0.24
Diluted	$0.23		$0.23
Weighted average common shares outstanding
Basic	158.2		158.2
Diluted	162.3		162.3

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

NCR Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2011

	NCR Historical (Note 2)	Pro Forma Adjustments (Note 3)		NCR Pro Forma
In millions, except per share amounts
Product revenue	$2,744	$152	(d)	$2,592
Service revenue	2,699	—		2,699
Total revenue	5,443	152		5,291
Cost of products	2,209	198	(d)	2,011
Cost of services	2,099	1	(d)	2,098
Selling, general and administrative expenses	805	11	(d)	794
Research and development expenses	177	1	(d)	176
Impairment of long-lived and other assets	88	88	(d)	—
Total operating expenses	5,378	299		5,079
Income (loss) from operations	65	(147)		212
Interest expense	(13)	—		(13)
Other expense, net	(3)	—		(3)
Income (loss) from continuing operations before income taxes	49	(147)		196
Income tax expense (benefit)	—	(52)	(d)	52
Income (loss) from continuing operations	49	(95)		144
Net loss attributable to noncontrolling interests	(1)	—		(1)
Income (loss) from continuing operations attributable to NCR common stockholders	$50	$(95)		$145
Income per share attributable to NCR common stockholders:
Basic	$0.32			$0.92
Diluted	$0.31			$0.90
Weighted average common shares outstanding
Basic	158.0			158.0
Diluted	161.0			161.0

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

NCR Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2010

	NCR Historical (Note 2)	Pro Forma Adjustments (Note 3)		NCR Pro Forma
In millions, except per share amounts
Product revenue	$2,400	$99	(d)	$2,301
Service revenue	2,410	—		2,410
Total revenue	4,810	99		4,711
Cost of products	1,923	124	(d)	1,799
Cost of services	1,923	1	(d)	1,922
Selling, general and administrative expenses	696	10	(d)	686
Research and development expenses	162	6	(d)	156
Total operating expenses	4,704	141		4,563
Income (loss) from operations	106	(42)		148
Interest expense	(2)	—		(2)
Other expense, net	(11)	—		(11)
Income (loss) from continuing operations before income taxes	93	(42)		135
Income tax expense (benefit)	(26)	(15)	(d)	(11)
Income (loss) from continuing operations	119	(27)		146
Net income attributable to noncontrolling interests	3	—		3
Income (loss) from continuing operations attributable to NCR common stockholders	$116	$(27)		$143
Income per share attributable to NCR common stockholders:
Basic	$0.73			$0.89
Diluted	$0.72			$0.89
Weighted average common shares outstanding
Basic	159.8			159.8
Diluted	161.2			161.2

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

NCR Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2009

	NCR Historical (Note 2)	Pro Forma Adjustments (Note 3)		NCR Pro Forma
In millions, except per share amounts
Product revenue	$2,228	$20	(d)	$2,208
Service revenue	2,371	—		2,371
Total revenue	4,599	20		4,579
Cost of products	1,808	37	(d)	1,771
Cost of services	1,911	—	(d)	1,911
Selling, general and administrative expenses	636	7	(d)	629
Research and development expenses	141	7	(d)	134
Total operating expenses	4,496	51		4,445
Income (loss) from operations	103	(31)		134
Interest expense	(10)	—		(10)
Other expense, net	(31)	—		(31)
Income (loss) from continuing operations before income taxes	62	(31)		93
Income tax expense (benefit)	(3)	(11)	(d)	8
Income (loss) from continuing operations	65	(20)		85
Net income attributable to noncontrolling interests	3	—		3
Income (loss) from continuing operations attributable to NCR common stockholders	$62	$(20)		$82
Income per share attributable to NCR common stockholders:
Basic	$0.39			$0.52
Diluted	$0.39			$0.51
Weighted average common shares outstanding
Basic	158.9			158.9
Diluted	160.1			160.1

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

NCR Corporation
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

1.    DESCRIPTION OF THE TRANSACTION

On February 3, 2012, NCR Corporation, a Maryland corporation (“NCR”) entered into an Asset Purchase Agreement (the “Agreement”) with Redbox Automated Retail, LLC (“Purchaser”) a Delaware limited liability company, pursuant to which NCR agreed to sell certain assets of its Entertainment business (the “Entertainment Business”) to Purchaser (the “Transaction”).
Pursuant to the terms of the Agreement, as amended on June 22, 2012, and upon the terms and conditions thereof, on June 22, 2012, NCR completed the disposition of the assets of its Entertainment business to Purchaser for cash consideration of $100 million.

2.    BASIS OF PRESENTATION

The unaudited pro forma condensed consolidated financial statements have been derived from historical financial information for NCR Corporation included in our Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2012 and included in our Annual Report of Form 10-K for the years ended December 31, 2011, 2010 and 2009.

3.     PRO FORMA ADJUSTMENTS

(a)	Represents cash proceeds of $100 million offset by approximately $14 million of costs incurred directly attributable to the Transaction.

(b)
Adjustment to reflect the decrease in assets held for sale of approximately $61 million, comprised of property, plant and equipment and certain related assets. In addition, we decreased inventory by approximately $7 million related to inventory which was not sold in connection with the Transaction and has no future value.

(c)	Adjustment to reflect net gain from the Transaction of approximately $12 million, net of related tax expense, calculated as follows:

(in millions)
Cash proceeds	$100
Less:
Basis in assets sold	61
Costs incurred directly attributable to the Transaction	14
Inventory write-down	7
Estimated pro forma gain before income taxes	18
Income tax expense	6
Estimated pro forma net gain	$12

(d)
Adjustment to present the operations of the Entertainment business for the years ended December 31, 2011, 2010 and 2009 as a discontinued operation. An estimated tax rate of approximately 36% was used which is based on applicable enacted statutory tax rates for the years presented. The Entertainment business was included in discontinued operations in our Quarterly Report on Form 10-Q for the three month period ended March 31, 2012 and as such, , there are no pro forma adjustments to continuing operations necessary to reflect the disposition.